                                 HERITAGE CASH TRUST
                      Supplement dated February 29, 1996 to the
              Statement of Additional Information dated January 2, 1996


              The following should be added after the first paragraph under "Investment Limitations" on page 8:

              Diversification -- Money Market Fund. The Money Market Fund may not invest more than 5% of its total assets in First Tier money market instruments (as defined in the Money Market Fund's Prospectus) of any one issuer other than the U.S. Government, its agencies and instrumentalities; however, the Money Market Fund may invest more than 5% of its total assets in First Tier securities of a single issuer for a period of up to three business days after the purchase thereof provided that the Money Market Fund may not make more than one investment in accordance with the foregoing provision at any time. The Money Market Fund may not invest more than (1) the greater of 1% of its total assets or $1 million in securities issued by any single issuer of Second Tier securities (as defined in the Money Market Fund's Prospectus); and (2) 5% of its total assets in Second Tier securities. The Money Market Fund also may not purchase more than 10% of any class of securities of any issuer. All debt securities of an issuer are considered as one class.

              Diversification -- Municipal Fund. The Municipal Fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in money market instruments of any one issuer other than the U.S. Government, its agencies, or instrumentalities. The Municipal Fund may not purchase more than 10% of any class of voting securities of any issuer except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

              Illiquid Securities. The Money Market Fund may not commit more than 10% of its net assets to illiquid obligations, including repurchase agreements with maturities longer than seven days, certain time deposits, and securities which are restricted as to disposition under federal securities laws. The Municipal Fund may not commit more than 15% of the Municipal Fund's net assets to illiquid obligations, including repurchase agreements with maturities longer than seven days, certain time deposits, and securities which are restricted as to disposition under federal securities law. However, as a matter of nonfundamental investment policy, the Municipal Fund will not commit more than 10% of its net assets to such illiquid securities.